                                                                       EXECUTION



                                 MIT - INVESTOR
                            EXCEPTED HOLDER AGREEMENT


     This EXCEPTED HOLDER AGREEMENT is made and entered into as of September 24, 1997 by and between MERIDIAN INDUSTRIAL TRUST, INC., a Maryland corporation (the "COMPANY"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation (the "INVESTOR").

                                 R E C I T A L S

     A. The Company is qualified as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "CODE").

     B. To help the Company maintain its status as a REIT, the Company's Amended and Restated Articles of Incorporation (the "ARTICLES") impose certain limitations on the ownership of the Company's stock. (Capitalized terms used in this Agreement that are not otherwise defined shall have the meanings given to them in the Articles.) The Articles contain a general restriction prohibiting any Person from owning more than a specified percentage (initially set at eight and one half percent) of the lesser of the number or value of any class of outstanding shares of the Company (the "OWNERSHIP LIMIT").

     C. The Company's Board of Directors is permitted to establish an "EXCEPTED HOLDER LIMIT" allowing ownership in excess of the Ownership Limit if certain conditions are satisfied. This Agreement is intended to create an Excepted Holder Limit for Investor.

                                A G R E E M E N T

1.   REPRESENTATIONS AND COVENANTS OF INVESTOR

     Beginning on the date hereof, and during any period that an Excepted Holder Limit established pursuant to this Agreement (as subsequently adjusted) remains in effect, Investor represents and agrees as follows:

     1.1 (a) The Investor is a New Jersey Insurance Company that is treated as a corporation for federal income tax purposes, and all shares of the Company that the Investor owns (including the shares of the Company held by the Investor on behalf of the Separate Accounts listed on EXHIBIT "C" attached hereto) will be treated under the stock ownership rules of Section 856(h) of the Code as owned by the Investor's policyholders (its "shareholders" for this purpose).

          (b) No shareholder of the Investor will be considered under the stock ownership rules of Section 856(h) of the Code to own more than eight and one half percent (8.5%) of the lesser of the number or value of any outstanding class of the shares of the Company (taking into account, for this purpose, only those shares considered owned by such shareholder by virtue of its being a shareholder of the Investor).

     1.2 (a) Except as set forth on SCHEDULE 2, Investor, to the best knowledge of Investor based upon the due diligence described below and in reliance upon the accuracy of the information set forth in SCHEDULE 1, does not actually own or Constructively Own an interest in any tenant of the Company (or any entity owned or controlled by the Company) listed on SCHEDULE 1 attached hereto that would cause the Company to Constructively Own more than a 9.9 percent interest (within the meaning of Section 856(d)(2)(B) of the Code) in such tenant, without regard to the other interests in such tenant which the Company may actually or Constructively Own. The due diligence referred to above consisted of a review by Investor of the most recently received copies of all financial reports received from (i) each partnership in which Investor and/or its Affiliates directly holds an equity interest; and (ii) each corporation in which Investor and/or its Affiliates owns a 10 percent or greater equity interest. This representation is made only with respect to the date hereof and does not constitute a continuing representation or covenant with respect to the matters described in this Section 1.2.

          (b) For purposes of this Agreement, "Constructive Ownership" shall mean ownership of Equity Stock by a Person, whether the interest in the shares of Equity Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner","Constructively Owns" and "Constructively Owned" shall have correlative meanings. For example, if a corporation is the actual beneficial owner of Equity Stock, the shares will be treated as Constructively Owned by that corporation (due to its direct ownership of the shares), and the 10% or more stockholders of that corporation will Constructively Own their respective proportionate interests in those shares (due to their deemed ownership under Code Section 318(a)(2)(C) as modified by Code Section 856(d)(5)), and interests in the same shares may also be treated as Constructively Owned by others, depending upon the identity of, and relationships between, the stockholders and those related to the stockholders.

     1.3 Investor will not own, actually, Beneficially, or Constructively shares of the Company's Equity Stock that would violate the Excepted Holder Limit established for Investor pursuant to this Agreement.

     1.4  Investor agrees that any violation or attempted violation of Section
1.3 of this Agreement or the provisions of the Board of Directors' resolution implementing this Agreement (or other action contrary to the ownership restrictions imposed under the Articles) will automatically subject the shares that otherwise would result in the violation to the treatment described in Sections 5.5 and 5.6 of the Articles (the shares will be immediately transferred to a Trust, or if the transfer to the Trust would be ineffective, the purported Transfer will be void AB
INITIO).

     1.5 Investor will not intentionally take any action which is known by the officer of Investor taking such action to result in a breach of any representation, warranty or covenant of Investor set forth in this Agreement, or an Investor Ownership Event (as defined below).

     1.6  In the event that (i) the representations or covenants set forth in
Section 1.2 hereof are breached in any respect or (ii) Investor owns, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned or controlled by the Company) which causes the Company (A) to own, actually or Constructively, an interest in such tenant which is described in
Section 856(d)(2)(B) of the Code as a result of such ownership and income derived from such tenant, (B) to fail to satisfy any of the gross income requirements of Section 856(c) of the Code (an "INVESTOR OWNERSHIP EVENT"), then:

          (a) any party hereto who becomes aware of such breach or Investor Ownership Event shall promptly notify the other party in writing of such breach or Investor Ownership Event; and

          (b) the Company shall take all reasonably available actions with respect to its assets and sources of gross receipts in order to prevent the incurrence of any material tax liability by the Company, to the extent that the Board of Directors of the Company determines that such actions are in the best interests of the Company and its shareholders; and

          (c) in the event that, pursuant to the provisions set forth in subsection (b), the Company is unable to resolve the circumstance giving rise to the notice provided in subsection (a) within 60 days after the receipt of such notice, then the Company and Investor shall promptly undertake good faith negotiations to resolve any such circumstance in a manner that will not result in any material tax liability to the Company or produce any economic loss for Investor.

Notwithstanding any other provision of the Articles or of any other agreement between Investor and the Company, the sole and exclusive remedies of the Company with respect to the breach of any representations or covenants set forth in
Section 1.2 hereof or with respect to the occurrence of an Investor Ownership Event shall be the remedies set forth in this Section 1.6 (and, in particular, the Preferred Stock or common stock in the Company owned by Investor shall not be subject to the Shares-in-Trust provisions of Section 5.5 of the Articles upon the occurrence of such breach or Investor Ownership Event).

2.   ESTABLISHMENT OF AN EXCEPTED HOLDER LIMIT FOR INVESTOR

     Based on the above representations and agreements, the Company, effective as of the date of this Agreement, has established an Excepted Holder Limit for Investor (including the Separate Accounts listed on EXHIBIT "C" attached hereto), its successors and permitted assigns, by adopting a resolution of its Board of Directors in the form attached to this Agreement as EXHIBIT "A".

3.   APPLICABILITY OF CHARTER PROVISIONS

     3.1 Investor and the Company agree that, in lieu of the provisions of paragraphs 5.3.3(a) and 5.3.3(b) of the Articles, by which Investor, as an Excepted Holder, would otherwise be bound, Investor will be bound by the provisions set forth in Section 1.3 and Section 1.6 above as if they were set forth in the Articles.

     3.2 Investor and the Company agree that, in lieu of the provisions of paragraph 5.4.2 of the Articles, by which Investor, as a Beneficial Owner or Constructive Owner of Equity Stock, would otherwise be bound, for so long as Investor actually owns or Constructively Owns at least 10 percent of the Equity Stock of the Company and provided that the Company complies with paragraphs (a) and (b) below Investor will provide the information set forth in paragraph (c) below to the Company on an annual basis:

          (a) No later than December 31 of each calendar year, the Company will use commercially reasonable efforts to ascertain the equity ownership of each of its tenants, excluding those tenants from whom the Company (or any entity owned or controlled by the Company, in whole or in part) derives or is expected to continue to derive a sufficiently small amount of revenue such that, in the opinion of the management of the Company, rent from such tenant would not adversely affect the Company's ability to qualify as a REIT (after such exclusion, herein referred to as the "REMAINING TENANTS");

          (b) No later than December 31 of each year, the Company will compile a list of the Remaining Tenants whose equity ownership it has been unable to ascertain (the "TENANT LIST") and will deliver the Tenant List to Investor, together with a Certificate and Acknowledgment in the form attached to this Agreement as EXHIBIT "B";

          (c) No later than 30 days after receipt of the Tenant List, Investor will cause the Certificate and Acknowledgment to be returned to the Company properly completed.

4.   MISCELLANEOUS

     4.1 The Company represents and warrants that SCHEDULE 1 sets forth a true and complete list of the Company's Remaining Tenants. The Company does not actually or Constructively Own any ownership interest in any of the Remaining Tenants as of the date hereof.

     4.2 All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the domestic laws of the State of Maryland, without giving effect to any choice of law or conflict of law provision (whether of the State of Maryland or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Maryland.

     4.3 This Agreement may be signed by the parties in separate counterparts, each of which when so signed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

     4.4 This Agreement may not be assigned by the Investor unless the assignee shall agree to make each of the representations and warranties and agreements of an "Investor" set forth in Section 1 hereof, the Company is reasonably satisfied that such representations and warranties are true and correct as of the date made and the Company otherwise consents to such assignment, such consent not to be unreasonably withheld or delayed.

     Each of the parties has caused this Agreement to be signed by its duly authorized officers as of the date set forth in the introductory paragraph of this Agreement.

The "Company"                           "Investor"
MERIDIAN INDUSTRIAL TRUST, INC., a      THE PRUDENTIAL INSURANCE
Maryland corporation                    COMPANY OF AMERICA, a New Jersey
                                        corporation

By:                                     By:
   ------------------------------          ---------------------------------
Name:                                   Name:
     ----------------------------            -------------------------------
its:                                    Its:
    -----------------------------           --------------------------------

                                   EXHIBIT "A"

                                MIT C PRUDENTIAL
                        EXCEPTED HOLDER LIMIT RESOLUTION

In accordance with Article 5 of the Company's Amended and Restated Articles of Incorporation ("ARTICLES"), the Directors hereby determine that, effective upon the REIT Ownership Date (capitalized terms used in this resolution that are not otherwise defined shall have the meanings given to those terms in the Articles), and subject to adjustment as set forth below:

     1. An Excepted Holder Limit of thirty-seven percent (37%) of the number of outstanding shares of Common Stock shall apply to The Prudential Insurance Company of America, its successor and permitted assigns and any holder of all of the Common Stock held thereby ("PRUDENTIAL"); PROVIDED, HOWEVER, that in the event of a redemption, repurchase or cancellation of shares of Common Stock or similar action on the part of the Company that results in the number of shares of Common Stock then Beneficially or Constructively Owned by Prudential representing a greater percentage of the outstanding shares of Common Stock, such Ownership Limit shall be increased proportionately;

     2. As to each Person that is deemed to Beneficially Own or Constructively Own an interest in shares of the Company that are held by Prudential, that Person's deemed indirect interest in the shares held by Prudential shall be disregarded for purposes of applying the Ownership Limit to that Person, provided, however, if such a Person also Beneficially or Constructively Owns an interest in other shares of the Company, the interest held through Prudential shall not be so disregarded; and

     3. When Prudential sells or otherwise transfers ownership of shares of the Company outside of Prudential, the Excepted Holder Limit then applicable to Prudential shall be reduced by the interest that is sold or transferred, but the limit applicable to Prudential shall not be reduced below the basic Ownership Limit.

                                   EXHIBIT B


                                MIT C PRUDENTIAL
                         CERTIFICATE AND ACKNOWLEDGMENT

                                                                          [DATE]

     The undersigned, being a duly elected and qualified __________ of Prudential Insurance Company of America, a New Jersey insurance company ("PRUDENTIAL"), do hereby certify as follows:

          (1) The undersigned has received from Meridian Industrial Trust, Inc., a Maryland corporation, ("MIT") the Tenant List dated as of __________ (the "MOST RECENT TENANT LIST"), which has been delivered pursuant to Section 3.2(b) of that certain Excepted Holder Agreement dated __________, 1997 by and between MIT and Prudential (the "EXCEPTED HOLDER AGREEMENT"; all capitalized terms used herein and not defined herein shall have the same respective meanings as are ascribed to such terms in the Excepted Holder Agreement).

          (2) The undersigned has reviewed the Most Recent Tenant List in his capacity as an officer of Prudential and has made such inquiries as the undersigned has deemed reasonably necessary in connection with the certifications made pursuant hereto.

          (3) Attached hereto as ATTACHMENT 1 is a schedule listing each tenant whose name appears in the Most Recent Tenant List and in which Prudential and/or any of its affiliates owns a 10% or greater equity interest.

          (4) Either of the following certifications is true and correct [** STRIKE INAPPLICABLE PARAGRAPH ]:

               (A) Neither Prudential nor any of its affiliates, individually or in the aggregate, owns or Constructively Owns 10 percent or more of the Equity Stock of MIT.

               (B) I have reviewed (or have caused appropriate personnel of Prudential to review under my supervision) investments in each entity named as a tenant in the Most Recent Tenant List in which Prudential and/or its affiliates owns an equity interest, and such review has not revealed (except as specifically noted in ATTACHMENT 2 to this Certificate) any circumstances in which Prudential, each partnership in which Prudential directly holds an equity interest and each corporation in which Prudential owns a 10% or greater equity interest would Constructively Own more than a 9.9 percent interest in any such tenant.



                            [Signature on next page]

          IN WITNESS WHEREOF, the undersigned has executed this Certificate and Acknowledgment as of the date first written above.



                                   By:
                                      ----------------------------------
                                   Name:
                                   Title:

                                                                    ATTACHMENT 1







                                     1-1

                                                                    ATTACHMENT 2










                                     2-1

                                    EXHIBIT C


                                SEPARATE ACCOUNTS


     1.   Western Conference of Teamsters Pension Trust Fund.

     2. The Prudential Variable Contract Real Property Partnership, the partners of which are the Prudential Insurance Company of America ("Prudential"), on behalf of the Prudential Variable Contract Real Property Account, Pruco Life Insurance Company (a separate account of Prudential), on behalf of the Pruco Life Variable Contract Real Property Account, and Pruco Life Insurance Company of New Jersey (a separate account of Prudential), on behalf of the Pruco Life of New Jersey Variable Contract Real Property Account.

     3.   Strategic Performance Fund-II, Inc.

     4.   The Chevron Separate Account.

     5.   Strategic Performance Fund I Separate Account.

                                   SCHEDULE 1

List of Tenants of the Company and the ownership interest in each tenant actually or Constructively Owned by the Company

                                  See Attached





                                    Sch. 1 - 1

                                   SCHEDULE 2

List of Tenants of the Company in which the Investor owns or Constructively Owns a substantial interest:


                                      None.











                                     Sch. 2-1